Exhibit 99.1

Vista Gold Announces Second Quarter 2025 Financial Results

Denver, Colorado, August 12, 2025 – Vista Gold Corp. (NYSE American and TSX: VGZ) today announced its unaudited financial results for the quarter ended June 30, 2025, with cash totaling $13.2 million at quarter-end. All dollar amounts in this press release are in U.S. dollars.

Frederick H. Earnest, President and CEO of Vista, said, “During the second quarter, we maintained a strong balance sheet and advanced the 15,000 tonnes per day Mt Todd Feasibility Study. We announced the results of the Feasibility Study on July 29, 2025. We are very pleased with the strong economic results, reduced initial capital, increased gold mineral reserves grade, and stable gold production over many years.

The Feasibility Study represents a major milestone for Vista, highlighting a strategic shift toward a smaller initial scale, near-term development opportunity at Mt Todd while preserving optionality for expansion. As we continue to build on Mt Todd’s strengths as a leading development opportunity within the gold sector, our immediate focus is on increasing awareness of the value of Mt Todd and pursuing the best path to deliver value for our shareholders.”

For more information on the 2025 Mt Todd feasibility study, please see news release.

Summary of Financial Results

Vista reported a consolidated net loss of $2.4 million, or $0.02 per common share, for the quarter ended June 30, 2025, compared to net income of $15.6 million, or $0.13 per common share, for the quarter ended June 30, 2024. Net income for the quarter ended June 30, 2024 included a recognized gain of $16.9 million upon receipt of the final instalment under the royalty agreement.

Cash and cash equivalents totaled $13.2 million at June 30, 2025, compared to $16.9 million at December 31, 2024. The Company continued to have no debt.

Management Conference Call

Management’s conference call to review financial results for the quarter ended June 30, 2025 and to discuss corporate and project activities is scheduled for August 13, 2025 at 10:00 a.m. MDT (12:00 p.m. EDT).

Participant Toll Free: +1 (800) 717-1738

Participant International: +1 (289) 514-5100

Conference ID: 75778

This call will be archived and available at www.vistagold.com after August 13, 2025. An audio replay will also be available through August 27, 2025 by calling toll-free in North America +1 (888) 660-6264 or +1 (289) 819-1325 using passcode 75778#.

If you are unable to access the audio or phone-in on the day of the conference call, please email your questions to ir@vistagold.com.

About Vista Gold Corp.

Vista holds the Mt Todd gold project, a development-stage gold deposit located in the Tier-1 mining jurisdiction of Northern Territory, Australia. Mt Todd is a leading development opportunity within the gold sector. The Project offers significant scale, development optionality, growth opportunities, advanced local infrastructure, community support, and demonstrated economic feasibility. The project offers strategic optionality through development as a large or mid-scale project.

For further information about Vista or Mt Todd, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185 or visit the Company’s website at www.vistagold.com.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this news release that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements and forward-looking information. These forward-looking statements and forward-looking information include, but are not limited to statements regarding such things as the Company’s belief that Mt Todd is a leading development opportunity within the gold sector and that Northern Territory, Australia is a Tier-1 mining jurisdiction; the Company’s belief that the feasibility study delivered strong economic results, reduced initial capital, increased gold mineral reserves grade, and stable gold production over many years; the Company’s belief that Mt Todd is a near-term development opportunity; the Company’s belief that it has preserved the optionality for expansion at Mt Todd; the Company’s immediate focus is on increasing awareness of the value of Mt Todd and pursuing the best path to deliver value for its shareholders; the Company’s belief that the Mt Todd project offers significant scale, development optionality, growth opportunities, advanced local infrastructure, community support, and demonstrated economic feasibility; the Company’s belief that the project offers strategic optionality through development as a large or mid-scale project and statements related to the Company’s strategy. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this news release include the following: the Company’s forecasts and expected cash flows; the Company’s projected capital and operating costs; the Company’s expectations regarding mining and metallurgical recoveries; mine life and production rates; that laws or regulations impacting mine development or mining activities will remain consistent; the Company’s approved business plans, mineral resources and mineral reserves estimates and results of preliminary economic assessments; preliminary feasibility studies and feasibility studies on the Company’s projects, if any; the Company’s experience with regulators; political and social support of the mining industry in Australia; the Company’s experience and knowledge of the Australian mining industry and the Company’s expectations of economic conditions and the price of gold. When used in this news release or elsewhere, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future capital costs, operating costs, non-operating costs, and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on the Company’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed in February 2025, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements or forward-looking information whether as a result of new information, future events or otherwise.